UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2018
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

Address of principal executive offices:	860 N. McCarthy Blvd., Suite 200, Milpitas, California 95035
Registrant’s telephone number, including area code:	(408) 941- 7100
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
Aviat Networks, Inc. (the “Company”) has scheduled its Annual Meeting of Stockholders for fiscal year 2018 (the “2018 Annual Meeting”), to be held at its headquarters, located at 860 N. McCarthy Blvd., Suite 200, Milpitas, California 95035, on Wednesday, November 14, 2018 at 11:00 a.m., local time. Our Board of Directors has fixed the close of business on September 17, 2018, as the record date for the determination of stockholders entitled to notice of and to vote at the 2018 Annual Meeting and at any adjournment(s), postponement(s) or other delay(s) thereof.
    Because the 2018 Annual Meeting will be held more than 30 days from the calendar date of the Company’s Annual Meeting of Stockholders for fiscal year 2017, the deadline for stockholder nominations of directors or proposals for consideration at the Annual Meeting listed in the Company’s 2017 Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on February 12, 2018, no longer applies. As a result, stockholders of the Company may request to include proposals in the Company’s Proxy Statement for the 2018 Annual Meeting pursuant to Rule 14a-8 until September 6, 2018.
The amended and restated bylaws of the Company (the “Bylaws”) set forth when a stockholder must provide notice to the Company of nominations and other business proposals (not being brought pursuant to Rule 14a-8) that the stockholder wants to bring before the 2018 Annual Meeting (“Stockholder Notice”). In accordance with the Bylaws relating to a change in the annual meeting date by more than 25 calendar days after the anniversary of the previous annual meeting, Stockholder Notice must be received by the Secretary at the principal place of business of the Company by the date which is 10 calendar days after the date of the public announcement of the date of the annual meeting. Accordingly, in order for a stockholder nomination or proposal to be brought before the 2018 Annual Meeting, the stockholder must deliver a notice of such nomination or proposal to the Company’s Secretary on or before September 1, 2018, and comply with the requirements of the Bylaws.
    Notices should be addressed in writing to: Aviat Networks, Inc., 860 N. McCarthy Blvd., Suite 200, Milpitas, California 95035, Attn: Meena Elliott, Corporate Secretary.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.
Date: August 22, 2018	By:	/s/ Meena Elliott
		Name:	Meena Elliott
		Title:	Senior Vice President, Chief Legal and Administrative Officer, Corporate Secretary